Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of The First Marblehead Corporation (the “Company”) for the period ended June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Meyers, Chief Executive Officer and President, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)             The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 3, 2009	/s/ Daniel Meyers
Daniel Meyers
Chief Executive Officer and President

A signed original of this written statement required by Section 906 has been provided to The First Marblehead Corporation and will be retained by The First Marblehead Corporation and furnished to the SEC or its staff upon request.